UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2005

RUBIO’S RESTAURANTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26125	33-0100303
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1902 Wright Place, Suite 300, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (760) 929-8226 not applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of  Principal Officers.

On December 19, 2005, Ms. Sheri Miksa, President, Chief Executive Officer and director of Rubio's Restaurants, Inc. (the "Company"), resigned from all of her positions with the Company. Ms. Miksa will continue to act as a consultant to the Company for a period of six months. Mr. Ralph Rubio, the co-founder of the Company and Chairman of the Board, will act as interim President and Chief Executive Officer of the Company while the Board conducts a search for a permanent replacement. Personal information regarding Mr. Rubio's age, business experience and transactions with the company are set forth in the company's definitive proxy statement filed with the SEC on June 24, 2005 and are incorporated herein by reference.

On December 20, 2005, the Company issued a press release announcing Ms. Miksa's resignation. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press release dated December 20, 2005.

*        *         *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 20, 2005

RUBIO’S RESTAURANTS, INC.

By: /s/ John Fuller
John Fuller
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 20, 2005.